SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                       February 6, 2004 (February 6, 2004)
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                Date of Report (Date of earliest event reported)

                      American Lawyer Media Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

   Delaware                       333-50119                  13-3980412
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(State or Other            (Commission File No.)          (I.R.S. Employer
Jurisdiction of              Identification                      No.)
Incorporation)

             345 Park Avenue South
              New York, New York                               10010
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            (Address of Principal                            (Zip Code)
             Executive Offices)

                                 (212) 779-9200
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure

         Except as expressly indicated or unless the context otherwise requires, the "American Lawyer Media Holdings, Inc.", "we", "our", or "us" means American Lawyer Media Holdings, Inc., a Delaware corporation, and its subsidiaries.

         On January 23, 2004, we commenced a solicitation of consents from holders of our outstanding 12 1/4% Senior Discount Notes Due 2008 (CUSIP No. 02712K AD 2) ("Discount Notes") to certain amendments to the related Indenture dated as of December 22, 1997, by and between us and The Bank of New York, as trustee, pursuant to which the Discount Notes were issued. Additionally, on January 23, 2004, our wholly owned subsidiary American Lawyer Media, Inc., a Delaware corporation ("ALM"), commenced a solicitation of consents from holders of its outstanding 9 3/4% Senior Notes Due 2007 (CUSIP No. 027 126 AC 5) ("Senior Notes") to certain amendments to the related Indenture dated as of December 22, 1997, by and between ALM and The Bank of New York, as trustee, pursuant to which the Senior Notes were issued.

         We are extending the expiration date in connection with the solicitation of consents with respect to the Discount Notes. In addition, ALM is extending the expiration date in connection with the solicitation of consents with respect to the Senior Notes. The new expiration date is Tuesday, February 10, 2004, at 5:00 p.m., New York City time, unless further extended.

Item 7.  Financial Statements and Exhibits

Exhibit No.                   Description

none


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN LAWYER MEDIA HOLDINGS, INC.


                                            By: /s/ Allison Hoffman
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                                               Allison Hoffman
                                               Vice President and General
                                                 Counsel

Date: February 6, 2004

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                                                                 EXHIBIT INDEX

Exhibit No.                   Description

none